EXHIBIT 10.25
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THE RIGHTS TO PURCHASE COMMON STOCK OF BRIDGELINE SOFTWARE, INC. REPRESENTED BY
THIS WARRANT AND ANY COMMON STOCK ISSUED UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT TO SUCH TRANSFER OR DISPOSITION OF SUCH RIGHTS OR STOCK UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED.

                                [BRIDGELINE LOGO]

                          COMMON STOCK PURCHASE WARRANT

          THIS IS TO CERTIFY that, for value received, [Winslow, Evans & Crocker, Inc.] or any subsequent registered holder hereof (the "Holder"), is entitled to purchase from BRIDGELINE SOFTWARE, INC., a Delaware corporation (the "Company"), at any time after the date hereof (subject to the restrictions contained herein) and until 5:00 p.m., Eastern time, on the Expiration Date (as defined), up to an aggregate of ___________ fully paid and nonassessable shares of Common Stock (as defined) of the Company at a purchase price per share equal to the Exercise Price (as defined).

          1. Certain Definitions. As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

          1.1 "Company" shall mean Bridgeline Software, Inc., and any corporation that shall succeed to or assume the obligations of Bridgeline Software, Inc. hereunder.

          1.2 "Common Stock" shall mean and include (i) the Company's Common Stock, par value $.001 per share, as authorized on the date hereof, (ii) any other capital stock of any class or series (however designated) of the Company, other than preferred stock authorized on or after the date hereof, the holders of which shall have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference, and the holders of which shall ordinarily, in the absence of contingencies, be entitled to vote for the election of a majority of the directors of the Company (even though the right so to vote has been suspended by the happening of such a contingency), and (iii) any other securities into which or for which any of the securities described in (i) or (ii) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

          1.3 "Exercise Price" shall mean $1.25 per share, as adjusted herein upon the happening of certain events.

          1.4 "Expiration Date" shall mean the fifth year anniversary of the date of original issuance of this Warrant (and not the issuance date of a substitute or replacement Warrant), or, if earlier, the consummation of a Liquidity Event.

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          1.5 "Liquidity Event" shall mean the effective time of (i) the dissolution or liquidation of the Company; (ii) the sale by the Company or existing stockholders of any stock of the Company of any class by means of a public offering pursuant to the registration provisions of the Act (a "Public Offering"); or (iii) the Acquisition of the Company in a transaction that is not a Private Transaction. For this purpose, "Acquisition" shall mean (i) the sale of the Company by merger in which the shareholders of the Company in their capacity as such no longer own a majority of the outstanding equity securities of the Company (or its successor); or (ii) any sale of all or substantially all of the assets or capital stock of the Company or (iii) any other acquisition of the business of the Company, as determined by the Board of Directors of the Company; and "Private Transaction" shall mean any Acquisition where the consideration received or retained by the holders of the then outstanding capital stock of the Company does not consist of (i) cash or cash equivalent consideration, (ii) securities which are registered under the Act and/or (iii) securities for which the Company or any other issuer thereof has agreed, including pursuant to a demand, to file a registration statement within ninety
(90) days of completion of the transaction for resale to the public pursuant to the Act.

          2. Transfer and Replacement.

          2.1 Registered Holders. The Company shall maintain a register containing the names and addresses of the registered holders of the Warrants. The "registered holder" of any Warrant shall be the person in whose name such Warrant is registered in said warrant register. Any registered holder of this Warrant may change its address as shown on the warrant register by written notice to the Company requesting such change. Any notice or written communication required or permitted to be given to the registered holder of this Warrant shall be mailed, by certified or registered mail, return receipt requested, postage prepaid, or delivered to such registered holder at its address as shown on the warrant register.

          2.2 Securities Act. The registered holder of this Warrant (by acceptance hereof) represents that said holder is acquiring this Warrant for the holder's own account for investment purposes and has no present intention of offering, distributing or otherwise disposing of this Warrant.

          2.3 Transfer. This Warrant, and the rights evidenced hereby, have not been registered under the Act or under any applicable state securities laws and may not be transferred unless subsequently registered under the Act and any applicable state securities laws or unless an exemption from such registration requirements is then available. Subject to the forgoing, this Warrant, and any portion hereof, may be transferred by the Holder by execution and delivery of an assignment to the Company.

          2.4 Substitution. In case this Warrant shall be mutilated, lost, stolen, or destroyed, the Company shall issue a new Warrant of like tenor and denomination and deliver the same (a) in exchange and substitution for and upon surrender and cancellation of any mutilated Warrant, or (b) in lieu of any Warrant lost, stolen or destroyed, upon receipt of evidence satisfactory to the Company of the loss, theft or destruction of such Warrant (including a reasonably detailed affidavit with respect to the circumstances of any loss, theft or destruction), and of indemnity satisfactory to the Company.

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          3. Exercise.

          Subject to the conditions and limitations herein set forth, from and after the date hereof, this Warrant may be exercised in whole or in part at any time or from time to time after the date hereof and until 5:00 p.m., Eastern time, on the Expiration Date by the registered holder hereof by the surrender of this Warrant (with the subscription form annexed hereto duly completed and executed) to the Company at its principal office, together with payment to the Company of the Exercise Price for the shares of Warrant Stock to be purchased hereunder. If this Warrant shall be exercised in part, the registered holder shall be entitled to receive a new Warrant covering the number of shares in respect of which this Warrant shall not have been exercised. All Warrants surrendered for exercise shall be canceled. The person or persons in whose name or names any certificate or certificates representing shares of Warrant Stock shall be issuable upon exercise of this Warrant shall be deemed to have become the holder or holders of record of the shares represented thereby at the close of business on the date upon which this Warrant is exercised, whether or not the stock transfer books of the Company shall then be closed.

          In lieu of or in addition to the foregoing, and only if the Common Stock is then publicly traded on the Nasdaq National Market (or equivalent) or a national securities exchange, the registered holder of this Warrant may elect to receive without the payment by such holder of any additional consideration, shares equal to the value of this Warrant or any portion hereof by the surrender of this Warrant or such portion to the Company (with the subscription form annexed hereto duly completed and executed), at the principal office of the Company. Thereupon, the Company shall issue to the registered holder such number of fully paid and nonassessable shares of Common Stock as is computed using the following formula:

                                     Y (A-B)
                                     -------
                                        A

where Y = the number of shares covered by this Warrant in respect of which the net issue election is made pursuant to this paragraph.

                     A = the fair market value of one share of Common Stock at the time the net issue election is made pursuant to this paragraph.

                     B = the Warrant Price per share in effect under this Warrant at the time the net issue election is made pursuant to this paragraph.

For purposes hereof, the fair market value of one share of Common Stock shall be the closing sale price on the principal public market on which it is traded on the preceding trading day.

          4. Anti-dilution Adjustments. The number of shares of Common Stock purchasable upon exercise of the Warrants shall be subject to adjustment from time to time upon the happening of the events hereinafter specified.

          If the Company (i) declares a dividend on the Common Stock in shares of its capital stock or makes a distribution in shares of Common Stock; (ii) subdivides its outstanding Common Stock into a smaller number of shares of Common Stock; (iii) combines its outstanding Common Stock into a smaller number of shares of Common Stock; (iv) issues any shares of its capital

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stock in a reclassification of its Common Stock (including any such reclassification in connection with a consolidation or merger), the number of shares of Common Stock for which the Warrant is exercisable at the time of the record date for such dividend or of the effective date of such subdivision, combination, or reclassification shall be proportionately adjusted so that the Holder of any Warrant exercised after such date shall be entitled to receive the aggregate number and kind of shares which, if such Warrant had been exercised immediately prior to such time, it would have owned upon such exercise and been entitled to receive upon such dividend, subdivision, combination or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur, but no duplicative adjustment shall be made hereunder.

          In case the Company shall at any time subdivide its outstanding shares of Warrant Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced (but not below the par value of the Common Stock), and conversely, in case the outstanding shares of Warrant Stock shall be combined into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased.

          Whenever an adjustment is made pursuant to this Section 4, the Company shall promptly cause a notice setting forth the adjusted Exercise Price and adjusted number of Warrant Stock issuable upon exercise of each Warrant to be mailed to each Holder at such Holder's last known address.

          5. Reorganization, Reclassification, Consolidation, Merger or Sale.

          If any capital reorganization or reclassification of the capital stock of the Company, or any consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation, shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then each registered holder shall thereafter have the right to receive upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore receivable upon the exercise of this Warrant, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of Common Stock equal to the number of shares of such stock immediately theretofore so receivable had such reorganization, reclassification, consolidation, merger or sale not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of such holder to the end that the provisions hereof shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of such conversion rights.

          6. Liquidity Events. The Company covenants and agrees to give (a) notice of any Liquidity Event to the registered holder of the Warrant at least fifteen (15) business days in advance of the record date for determining stockholders' rights with respect to such Liquidity Event, and (b) that any agreements, resolutions, offers or other documents with respect to any Liquidity Event shall contain terms consistent with the provisions of this Section 6. In the event of a Liquidity Event, the registered holder of this Warrant shall have the right, in lieu of exercising the Warrant in advance of such Liquidity Event and receiving the consideration which the holder of the Common Stock issuable upon exercise of the Warrant would receive in

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connection with such Liquidity Event (the "Event Consideration"), upon surrender and cancellation of the Warrant to receive the Event Consideration with respect to the Common Stock for which the Warrant is exercisable reduced by the aggregate Exercise Price of the Warrant. The Event Consideration in the case of a Public Offering shall be the Common Stock valued at the "price to public" in such Public Offering. If the Warrant is not exercised prior to such a Liquidity Event, the registered holder shall be deemed to have elected to have surrendered the Warrant for cancellation, and shall be entitled to receive the Event Consideration with respect to the Common Stock for which the Warrant is exercisable reduced by the aggregate Exercise Price of this Warrant, and this Warrant shall be terminated and of no further force and effect after the Liquidity Event other than as evidence of the consideration the registered holder is entitled to under this Section 6.

          7. Discretionary Adjustments.

          If any event occurs as to which in the opinion of the Board of Directors of the Company the provisions of Sections 4 and 5 are not strictly applicable or if strictly applicable would not fairly protect the exercise rights of the holders of the Warrants in accordance with the essential intent and principles of such provisions, then the Board of Directors shall make an adjustment in the application of such provisions, in accordance with such essential intent and principles, so as to protect such exercise rights as aforesaid, but in no event shall any such adjustment have the effect of increasing the Exercise Price as otherwise determined under Section 4 and 5, except in the event of a combination of shares of the type contemplated in
Section 4.

          8. Stock to be Reserved.

          The Company shall at all times reserve and keep available out of its authorized but unissued Common Stock, solely for the purpose of issue upon the exercise of the Warrant as herein provided, such number of shares of Common Stock as shall then be issuable upon the exercise of all outstanding Warrants. The Company covenants that all shares of Common Stock which shall be so issuable shall be duly and validly issued and fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof.

          9. Rights as Stockholder.

          The registered holder of this Warrant, as such, shall not be entitled to vote or receive dividends or be deemed the holder of shares of Common Stock for any purpose, nor shall anything contained in this Warrant be construed to confer upon the registered holder of this Warrant, as such, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any action by the Company (whether upon any recapitalization, issue of shares, reclassification of shares, consolidation, merger, conveyance or otherwise), receive notice of meetings or other action affecting stockholders (except for notices provided for in this Warrant), receive dividends or subscription rights, or otherwise until this Warrant shall have been exercised and the shares of Common Stock purchasable upon the exercise hereof shall have become deliverable as provided in Section 3, at which time the person or persons in whose name or names the certificate or certificates for the shares of Common Stock being purchased are to be issued shall be deemed the holder or holders of record of shares of Common Stock for all purposes.

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          10. Issue Tax.

          The issuance of certificates for shares of Common Stock upon the exercise of the Warrants shall be made without charge to the holders of such Warrants for any issuance tax in respect thereto, provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the registered holder of the Warrant exercised.

          11. Fractional Shares.

          No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. If, upon exercise of this Warrant as an entirety, the registered holder would, except for the provisions of this
Section 11, be entitled to receive a fractional share of Common Stock, then an amount equal to such fractional share multiplied by the fair value (as determined from time to time by the Board of Directors of the Company) of shares of the Company's Common Stock, as applicable, shall be paid by the Company in cash to such registered holder.

          12. Lock-up Agreement. The registered holder of this Warrant (by acceptance hereof) agrees that in the event that the Company effects an initial Public Offering, the Warrant Shares issued or issuable upon exercise of this Warrant may not be sold, offered for sale or otherwise disposed of, directly or indirectly, without the prior written consent of the managing underwriter(s) of the offering, for such period of time after the execution of an underwriting agreement in connection with such offering that all of the Company's then directors and executive officers agree to be similarly bound.

          13. Miscellaneous.

          The validity, interpretation, and performance of this Warrant shall be governed by the laws of the State of Delaware. This Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors and assigns of the Company and the Holder hereof, to the extent provided herein, and shall be enforceable by any such Holder. This Warrant replaces all prior agreements, supersedes all prior negotiations and constitutes the entire agreement of the parties with respect to the transactions contemplated herein.

          IN WITNESS WHEREOF, Bridgeline Software, Inc. has caused this Warrant to be executed by its officer thereunto duly authorized.


                                     BRIDGELINE SOFTWARE, INC.

                                     By: ____________________________

                                     Title: _________________________

Dated:  May __, 2002

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                              FORM OF SUBSCRIPTION

                   (To be signed only on exercise of Warrant)

TO: BRIDGELINE SOFTWARE, INC.

          1. The undersigned registered holder of the attached original, executed Warrant hereby elects to exercise its purchase right under such Warrant with respect to shares of Common Stock, as defined in the Warrant, of BRIDGELINE SOFTWARE, INC., a Delaware corporation (the "Company").

          2. The undersigned Holder (check one):

          (a) elects to pay the aggregate purchase price for such shares of Common Stock (the "Exercise Shares") (i) by the enclosed certified or official bank check payable in United States dollars to the order of the Company in the amount of $_________, or (ii) by wire transfer of United States funds to the account of the Company in the amount of $_________, which transfer has been made before or simultaneously with the delivery of this Form of Subscription pursuant to the instructions of the Company;

          (b) elects to receive shares of Common Stock, in lieu of the exercise of this Warrant pursuant to paragraph (a) for ___________ shares of Common Stock, pursuant to the net issue feature in Section 3 of the Warrant.

          3. Please issue a stock certificate or certificates representing the appropriate number of shares of Common Stock in the name of the undersigned or in such other names as is specified below:

          Name:    _____________________________________

          Address: _____________________________________

                   _____________________________________

          Dated:   _____________________________________

                   (Signature below must conform to name of registered holder as specified on the face of the Warrant)


          Sign here: ___________________________________

          Address:   ___________________________________

                     ___________________________________


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